TWO OAKS DIVERSIFIED GROWTH

AND INCOME FUND

Class A (Symbol: TWOAX)

Class C (Symbol: TWOCX)

Supplement No. 2 dated April 20, 2017

to the Prospectus and Statement of Additional Information (SAI) dated July 29, 2016,

This Supplement contains new and additional information that supersedes any contrary information contained in the Two Oaks Diversified Growth and Income Fund (the “Fund”) current Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI. All capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus and SAI.

CLASS C TO CLASS A SHARE CONVERSION

Based on a recommendation from Two Oaks Investment Management, LLC (the “Adviser”), investment adviser to the Fund, the Board of Trustees of Northern Lights Fund Trust II (the “Trust”) has approved closing the Class C shares of the Fund and converting all outstanding Class C shares to Class A shares. Class A shares have lower expenses than Class C shares.

Effective May 20, 2017, Class C shares will no longer be available for purchase.

After the close of business on May 20, 2017, the Fund will convert all outstanding Class C shares into Class A shares. The conversion will not be considered a taxable event for federal income tax purposes. Prior to the conversion, shareholders of Class C shares may redeem their investments as described in the Fund’s Prospectus.

For shareholders planning on redeeming Class C shares prior to their conversion to Class A shares, please note the following: 1) a redemption may be deemed to be a taxable event for many shareholders for federal income tax purposes and 2) a redemption fee will not be charged.

If shares are not redeemed prior to the conversion, each shareholder owning Class C shares of the Fund will own Class A shares of the Fund equal to the aggregate value of the shareholder’s Class C shares. No front-end sales charges will be assessed on the conversion of Class C shares to Class A shares. NOTE: Any Class

C shareholder whose shares are converted into Class A shares will be exempt from paying the Class A front-end sales load on such shares.

Please see the Prospectus for more information about the fees and expenses associated with Class A shares.

Please retain this Supplement with your Prospectus and SAI for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-896-6257.